UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2007

J. C. PENNEY COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-15274	26-0037077
(State or other jurisdiction of incorporation )	(Commission File No.)	(I.R.S. Employer Identification No.)

6501 Legacy Drive Plano, Texas	75024-3698 (Zip code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 431-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 24, 2007, J. C. Penney Company, Inc. and J. C. Penney Corporation, Inc. (collectively, the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Lehman Brothers Inc., Banc of America Securities LLC, and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), providing for the offer and sale by the Company of $300,000,000 principal amount of 5.75% Senior Notes due 2018 and $700,000,000 principal amount of 6.375% Senior Notes due 2036 (collectively, the “Notes”). The offering of the Notes was registered under the Securities Act of 1933 and is being made pursuant to the Company’s Registration Statement on Form S-3, Reg. Nos. 333-142317 and 333-142317-01 and the Prospectus included therein, filed by the Company with the Securities and Exchange Commission (“Commission”) on April 24, 2007, the Preliminary Prospectus Supplement relating thereto dated April 24, 2007, and the Free Writing Prospectus accepted for filing by the Commission on April 25, 2007.

The Notes are to be issued under an Indenture, dated as of April 1, 1994, as amended by a first supplemental indenture dated as of January 27, 2002, and a second supplemental indenture dated as of July 26, 2002 between the Company and U.S. Bank National Association, as Successor Trustee to Bank of America National Trust and Savings Association. The issuance and sale of the Notes is expected to close on April 27, 2007. The respective forms of Notes are filed herewith as Exhibits 4.1 and 4.2 and are incorporated herein by reference.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities arising out of or in connection with the sale of the Notes and customary contribution provisions in respect of those liabilities.

The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement which is filed herewith as Exhibit 1.1 and is incorporated herein by reference. Certain of the Underwriters and their related entities have engaged and may engage in various financial advisory, commercial banking and investment banking transactions with the Company in the ordinary course of their business, for which they have received, or will receive, customary compensation and expenses.

Item 8.01	Other Events

The opinion and consent of Joanne L. Bober, Executive Vice President, General Counsel and Secretary of the Company in connection with the validity of the Notes offered under the Registration Statement are filed herewith as Exhibit 5.1 and Exhibit 23.1, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement dated April 24, 2007, by and among the Company and Lehman Brothers Inc., Banc of America Securities LLC, and J.P. Morgan Securities Inc., as representatives of the several underwriters of the Notes

4.1	Form of 5.75% Senior Note due February 15, 2018

4.2	Form of 6.375% Senior Note due October 15, 2036

5.1	Opinion of Joanne L. Bober, Executive Vice President, General Counsel and Secretary of the Company

23.1	Consent of Joanne L. Bober, Executive Vice President, General Counsel and Secretary of the Company (see Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By:	/s/ Jeffrey J. Vawrinek
Jeffrey J. Vawrinek
Assistant Secretary

Date: April 27, 2007

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement dated April 24, 2007, by and among the Company and Lehman Brothers Inc., Banc of America Securities LLC, and J.P. Morgan Securities Inc., as representatives of the several underwriters of the Notes

4.1	Form of 5.75% Senior Note due February 15, 2018

4.2	Form of 6.375% Senior Note due October 15, 2036

5.1	Opinion of Joanne L. Bober, Executive Vice President, General Counsel and Secretary of the Company

23.1	Consent of Joanne L. Bober, Executive Vice President, General Counsel and Secretary of the Company (see Exhibit 5.1)